UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2021

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	46-2682070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	SKLZ.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 4, 2021, Skillz Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report its preliminary financial results for the first quarter ended March 31, 2021. A copy of the press release announcing such results was attached to the Initial 8-K as Exhibit 99.1 and incorporated by reference therein. This amendment to the Initial 8-K is being filed to correct a typographical error in Exhibit 99.1 to the Initial 8-K regarding the Company’s Adjusted EBITDA results. The language incorrectly reported that the Company’s Adjusted EBITDA was $31.1 million during the first quarter of 2021, compared with $14.6 million in the prior year, rather than $(31.1) million during the first quarter of 2021, compared with $(14.6) million in the prior year. Except for the language regarding the Company’s Adjusted EBITDA results in Exhibit 99.1, all information set forth in the Initial 8-K and corresponding exhibits remains unchanged.

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2021, Skillz Inc. issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. On May 4, 2021, Skillz Inc. also released a letter to stockholders relating to its results for the first quarter ended March 31, 2021. A copy of the letter is attached as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 4, 2021
99.2	Stockholder Letter, dated May 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Charlotte Edelman
	Name:	Charlotte Edelman
	Title:	VP of Legal
Date: March 4, 2021